Annual Total Returns- Federated Hermes Floating Rate Strategic Income Fund (Class A C IS R6 Shares) [BarChart] - Class A C IS R6 Shares - Federated Hermes Floating Rate Strategic Income Fund - IS	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	2.09%	6.64%	4.30%	1.38%	1.05%	7.80%	3.53%	0.35%	6.69%	0.41%